UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Zynerba Pharmaceuticals, Inc.
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SUPPLEMENT TO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 10, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Zynerba Pharmaceuticals, Inc. (“Zynerba”) to be held on June 10, 2020.

The following news release issued on May 21, 2020 supplements the Notice of the Annual Meeting and Definitive Proxy Statement of Zynerba furnished to stockholders and filed with the Securities and Exchange Commission (“SEC”) on April 23, 2020 (the “Notice and Proxy Statement”). The news release describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting and should be read in conjunction with the Notice and Proxy Statement.

Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

This Supplement is being filed with the SEC and made available to shareholders at the Company’s website at www.zynerba.com.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Zynerba Pharmaceuticals Changes Annual Meeting of Shareholders to Virtual-Only Format in Response to COVID-19 Pandemic

DEVON, Pa., May 21, 2020 – Zynerba Pharmaceuticals, Inc. (NASDAQ:ZYNE), the leader in innovative pharmaceutically-produced transdermal cannabinoid therapies for rare and near-rare neuropsychiatric disorders, today announced that due to public health guidance related to the coronavirus (COVID-19) pandemic and for the safety of participants its Annual Meeting has been changed to a virtual format only.

As previously announced, the Annual Meeting will be held on June 10, 2020 at 8:00 a.m. Eastern Time for shareholders of record as of the close of business on April 14, 2020. However, participants will not be able to attend the Annual Meeting in person. Both stockholders of record and street name stockholders will need to register in advance by following the instructions below in order to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Instructions for Participating in the Annual Meeting

In order to participate in the 2020 Annual Meeting via live audio webcast, you must register at www.viewproxy.com/zynerbapharm/2020 by 11:59 p.m. Eastern Time on June 7, 2020. If you are a registered holder, you must register using your name, address and phone number as it appears on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). A Virtual Control Number will be assigned to you in a confirmation email following your registration.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number in order to vote your shares during the 2020 Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2020 Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Further instructions on how to attend the Annual Meeting via the internet, including how to demonstrate proof of stock ownership and how to vote your shares electronically at the Annual Meeting are posted on www.viewproxy.com/zynerbapharm/2020 under Frequently Asked Questions (FAQ).

The Annual Meeting live audio webcast will begin promptly at 8:00 a.m. Eastern Time on June 10, 2020. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:30 a.m. Eastern Time and you should allow ample time for the check-in procedures. We will have technicians available to assist you with access to the Annual Meeting. If you encounter difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.

Voting Methods

Whether or not shareholders plan to access the Annual Meeting electronically, the Company encourages you to vote in advance of the Annual Meeting by using one of the methods set forth in the proxy materials previously distributed, so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting. Shareholders who have already voted do not need to take any further voting action unless they wish to change their vote.

About Zynerba Pharmaceuticals, Inc.

Zynerba Pharmaceuticals is the leader in pharmaceutically-produced transdermal cannabinoid therapies for rare and near-rare neuropsychiatric disorders. We are committed to improving the lives of patients and their families living with severe, chronic health conditions including Fragile X syndrome, autism spectrum disorder, 22q11.2 deletion syndrome, and a heterogeneous group of rare and ultra-rare epilepsies known as developmental and epileptic encephalopathies. Learn more at www.zynerba.com and follow us on Twitter at @ZynerbaPharma.

Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in the Company’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the Securities and Exchange Commission and available at www.sec.gov. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Investor Contact

William Roberts, Vice President, Investor Relations and Corporate Communications

Zynerba Pharmaceuticals

484.581.7489

robertsw@zynerba.com